SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                  May 27, 2004
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        1-16619                        73-1612389
--------------             ------------------------          -------------------
  (State of                (Commission File Number)             (IRS Employer
Incorporation)                                               Identification No.)


                  Kerr-McGee Center
               Oklahoma City, Oklahoma                              73125
       ----------------------------------------                  ----------
       (Address of principal executive offices)                  (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)



Item 9.   Regulation FD Disclosure
               On May 27, 2004, Kerr-McGee Corporation issued a press release announcing that Dave Hager, senior vice president responsible for oil and gas exploration and production for Kerr-McGee Corporation, will speak at the UBS 2004 Global Oil and Gas Conference at 7:40 a.m. MST (10:40 a.m. EDT) on June 3rd. The webcast and slides used in the presentation will be available on Kerr-McGee's website at www.kerr-mcgee.com.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

          99.1 Press Release dated May 27, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   KERR-MCGEE CORPORATION


                                           By:     (John M. Rauh)
                                                   -----------------------------
                                                   John M. Rauh
                                                   Vice President and Controller

Dated: May 27, 2004